DMS_US.374923169.2

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 16, 2025

ELECTROMED, INC.
(Exact Name of Registrant as Specified in Its Charter)

Minnesota	001-34839	41-1732920
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

500 Sixth Avenue NW
New Prague, MN 56071
(Address of Principal Executive Offices) (Zip Code)

(952) 758-9299
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Common Stock, $0.01 par value	ELMD	NYSE American LLC
(Title of each class)	(Trading Symbol)	(Name of each exchange on which registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 16, 2025, Electromed, Inc. (the “Company”) entered a Credit Agreement (the “Credit Agreement”) with BMO Bank N.A. (“Lender”), as lender. The Credit Agreement provides the Company with a senior security credit facility with a $10,000,000 revolving line of credit (the “Credit Facility”). The Credit Agreement provides that the Credit Facility will mature on December 16, 2026. Any borrowings under the Credit Facility will bear interest at one-month Term SOFR plus 1.75%, payable monthly.

The Company provided a first priority security interest in substantially all of its existing and future assets to secure the payment obligations under the Credit Agreement. The Credit Agreement contains certain customary covenants that limit the Company’s ability to engage in certain transactions. The Credit Agreement also contains customary indemnification obligations and events of default, including, among other things, (i) non-payment, (ii) non-performance of covenants and obligations, (iii) default on other indebtedness, (iv) judgments, (v) misrepresentation and (vi) bankruptcy and insolvency. The Company may use the proceeds of the Credit Facility to finance capital expenditures and for working capital and general corporate purposes.

In addition, at any time that there is any borrowing under the Credit Facility, the Company is subject to certain financial covenants, including maintaining a minimum Fixed Charge Coverage Ratio of at least 1.20x and a Total Funded Debt to EBITDA (as each such term is defined in the Credit Agreement) ratio of not more than 2.50x, each calculated on a quarterly basis over a rolling four-quarter period.

The foregoing description of the Credit Facility is qualified by reference to the text of the Credit Agreement, a copy of which is attached as Exhibits 10.1 and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

In connection with the execution of the Credit Facility described in response to Item 1.01 of this Current Report on Form 8-K, the Company terminated its existing credit facility with Choice Financial Group.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description
10.1	Credit Agreement, dated as of December 16, 2025, between the Company, as borrower, and BMO Bank N.A., as lender*
104	Cover Page Interactive Data File (embedded in the cover page and formatted in inline XBRL)
*Certain exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted exhibit can be furnished to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTROMED, INC.

Date: December 18, 2025	By:	/s/ Bradley M. Nagel
	Name:	Bradley M. Nagel
	Title:	Chief Financial Officer